Filed pursuant to Rule 497(e)
Registration Nos. 333-206240; 811-23084

Equable Shares Hedged Equity Fund (the “Fund”)

Institutional Class EQHEX
(Class I)

A Series of Series Portfolios Trust

Supplement dated July 7, 2025 to
the Summary Prospectus, Prospectus, and Statement of Additional Information dated
February 28, 2025, as supplemented May 12, 2025.

At a meeting held on June 12, 2025, the Board of Trustees (the “Board”) of the Trust approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) which provides for the conversion of the Equable Shares Hedged Equity Fund (the “Fund”), a mutual fund series of the Trust, from a mutual fund to an exchange-traded fund (an “ETF”) through the reorganization of the Fund into the Equable Shares Hedged Equity ETF (the “Acquiring Fund”), a newly-created ETF series of the Trust (the “Reorganization”). Because applicable legal requirements do not require shareholder approval of the Reorganization and the Board has determined that the Reorganization is in the best interests of the Fund and the Acquiring Fund, shareholders of the Fund are not being asked to vote on the Reorganization.

Teramo Advisors, LLC (“Teramo”), the Fund’s investment adviser, recommended the Reorganization to the Board. The Fund will bear expenses relating to the Reorganization in an amount not to exceed $120,000, and Teramo will assume or pay those expenses in excess of $120,000. Teramo believes the Reorganization will provide numerous benefits to Fund shareholders, including lower expenses, enhanced investor and financial intermediary access to the Fund as an ETF and the potential for greater tax efficiency. The Reorganization is expected to occur in the fourth quarter of 2025.

A combined Form N-14 information statement/prospectus (the “Information Statement”) providing information on the Reorganization, and including the Plan of Reorganization, is anticipated to be mailed to shareholders of the Fund during the fourth quarter of 2025. Under the Plan of Reorganization, shareholders of the Fund will receive shares of the Acquiring Fund having the same aggregate net asset value as the shares of the Fund they hold on the date of the Reorganization. The Reorganization is expected to be treated as a tax-free reorganization for federal income tax purposes. Shares of the Acquiring Fund are not issued in fractional shares. As a result, some shareholders who hold fractional shares of the Fund may have such fractional shares redeemed at NAV immediately prior to the Reorganization resulting in a small cash payment, which may be taxable.

Prior to the Reorganization, Teramo will continue to manage the Fund in accordance with the Fund’s investment objective and principal investment strategies. After the Reorganization, Teramo will serve as investment adviser for the Acquiring Fund. Mr. Ronald Santella, of Teramo, is the portfolio manager for the Fund and will serve as the portfolio manager for the Acquiring Fund.

Filed pursuant to Rule 497(e)
Registration Nos. 333-206240; 811-23084

The Acquiring Fund will have the same investment objective and fundamental investment policies as the Fund and the same investment strategies and substantially similar risks as the Fund, all as set forth in the Fund’s current Prospectus and SAI. The Acquiring Fund will also be subject to certain risks unique to operating as an ETF. A comparison of the investment policies, strategies and risks of the Fund and the Acquiring Fund will be provided in the Information Statement.

If you hold shares of the Fund in an account with the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), or another financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact the Transfer Agent or your financial intermediary to transfer your shares to a brokerage account that permits investment in ETF shares. Please contact your broker or intermediary for additional information.

Fund shareholders may continue to redeem shares of the Fund until several days prior to the closing of the Reorganization. Shareholders may purchase shares of the Fund in a brokerage account through a broker, until several days prior to the closing of the Reorganization, which date will be included in the Information Statement mailed to shareholders.

Effective immediately, shares of the Fund are no longer available for purchase directly from the Transfer Agent. All references in the Fund’s Prospectus and SAI to purchasing shares directly from the Transfer Agent are hereby removed. After the Reorganization, shares of the Acquiring Fund may only be purchased and sold in a brokerage account through a broker who will execute your trade on an exchange at prevailing market prices.

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Please retain this Supplement for your reference.